UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 12, 2021

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

 300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2021, the Board of Directors (the “Board”) of Cars.com Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board from ten members to eleven members and appointed Jenell R. Ross to the Board, effective April 12, 2021.  Jenell was also appointed to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

In accordance with the non-employee director compensation program described in the Company’s most recent proxy statement, Jenell will receive an annual cash retainer of $75,000, payable quarterly, and an annual equity award, to be granted on or around the 2021 Annual Meeting of Stockholders, in the form of restricted stock units (“RSUs”) with a grant date value equal to $150,000.  Jenell will also receive a prorated amount of her annual cash retainer and grant of RSUs for her service from the date of her appointment through the 2021 Annual Meeting of Stockholders.

The Board determined that Jenell is “independent” in accordance with the New York Stock Exchange (“NYSE”) corporate governance rules and the Securities Exchange Act of 1934, as amended, and that she further satisfies the heightened standard of independence to serve as a member of the Audit Committee and has been designated as “financially literate” as defined by the applicable rules of the NYSE. There is no arrangement or understanding between Jenell and any other persons pursuant to which Jenell was appointed as a director. There are no transactions or relationships between the Company and Jenell that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the election of Jenell to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Exhibit

99.1	Cars.com Inc. Press Release, dated April 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: April 13, 2021	By:	/s/ James F. Rogers
James F. Rogers Chief Legal Officer

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